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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A, into the Company's previously filed Registration Statement No. 333-90099 on Form S-8.

                                       /s/ ARTHUR ANDERSEN LLP

Seattle, Washington

December 3, 1999